PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2018
Property, plant and equipment [abstract]
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT
The following table summarizes the movement in the net book value of property and equipment for the years ended December 31:

Net book value	Telecomm-unications equipment	Land, buildings and constructions	Office and other equipment	Equipment not installed and assets under construction	Total

As of January 1, 2017	5,166	243	456	854	6,719

Additions	39	14	26	1,194	1,273
Disposals	(36)	—	(7)	(6)	(49)
Depreciation charge for the year	(1,307)	(32)	(152)	—	(1,491)
Impairment	(5)	—	—	(10)	(15)
Transfers	1,440	16	147	(1,603)	—
Reclassified to assets held for sale	(13)	(1)	(2)	(1)	(17)
Translation adjustment	(152)	—	2	(33)	(183)

As of December 31, 2017	5,132	240	470	395	6,237

Additions	52	8	14	1,173	1,247
Disposals	(51)	(2)	(10)	(5)	(68)
Depreciation charge for the year	(1,165)	(31)	(143)	—	(1,339)
Impairment	(280)	(10)	(8)	(37)	(335)
Transfers	979	22	136	(1,137)	—
Reclassified to assets held for sale	(15)	(1)	—	—	(16)
Translation adjustment	(644)	(24)	(66)	(60)	(794)

As of December 31, 2018	4,008	202	393	329	4,932
Cost	10,758	443	1,271	459	12,931
Accumulated depreciation and impairment	(6,750)	(241)	(878)	(130)	(7,999)

There were no material changes in estimates related to property and equipment in 2018 other than the impairment described in Note 11 of US$335 (2017: US$15).
During 2018, VEON acquired property and equipment in the amount of US$346 (2017: US$441), which were not paid for as of year-end.
Property and equipment pledged as security for bank borrowings amounts to US$750 as of December 31, 2018 (2017: US$875), and primarily relate to securities for borrowings of PMCL (refer to Note 16 for details regarding amounts borrowed).
COMMITMENTS
Capital commitments for the future purchase of equipment are as follows as of December 31:

	2018	2017

Less than 1 year	433	555
Between 1 and 5 years	4	262

Total commitments	437	817

Telecom license capital commitments
VEON’s ability to generate revenue in the countries it operates is dependent upon the operation of the wireless telecommunications networks authorized under its various licenses under GSM-900/1800 and “3G” (UMTS / WCDMA) mobile radiotelephony communications services and “4G” (LTE).
Under the license agreements, operating companies are subject to certain commitments, such as territory or population coverage, level of capital expenditures, and number of base stations to be fulfilled within a certain timeframe. If we are found to be involved in practices that do not comply with applicable laws or regulations, we may be exposed to significant fines, the risk of prosecution or the suspension or loss of our licenses, frequency allocations, authorizations or various permissions, any of which could harm our business, financial condition, results of operations, or cash flows.
After expiration of the license, our operating companies might be subject to additional payments for renewals, as well as new license capital and other commitments.
In July 2012, PJSC VimpelCom was awarded a mobile license, a data transmission license, a voice transmission license and a telematic license for the provision of LTE services in Russia. The roll-out of the LTE network will occur through a phased approach based on a pre-defined schedule pursuant to the requirements of the license. The LTE services were launched in the middle of 2013 and offered in six regions in Russia by the end of the year. The services must be extended to a specific number of additional regions each year through to December 1, 2019 by when services must cover all of Russia. PJSC VimpelCom is required to comply with the following conditions among others under the terms of the license: (i) invest at least RUB 15 billion (US$260) in each calendar year, for which the Company continues to comply with to date in the construction of its federal LTE network until the network is completed, which must occur before December 1, 2019; (ii) provide certain data transmission services in all secondary and higher educational institutions in specified areas with population over 50 thousand; and (iii) provide interconnection capability to telecommunications operators that provide mobile services using virtual networks in any five regions in Russia not later than July 25, 2016. The latter requirement was fulfilled by PJSC VimpelCom within the required time.
ACCOUNTING POLICIES
Property and equipment is stated at cost, net of any accumulated depreciation and accumulated impairment losses.
Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets as follows:

Class of property and equipment	Useful life
Telecommunication equipment	3 – 20 years
Buildings and constructions	10 – 50 years
Office and other equipment	3 – 10 years

Each asset’s residual value, useful life and method of depreciation is reviewed at the end of each financial year and adjusted prospectively, if necessary.
SOURCE OF ESTIMATION UNCERTAINTY
Depreciation and amortization of non-current assets
Depreciation and amortization expenses are based on management estimates of useful life, residual value and amortization method of property and equipment and intangible assets. Estimates may change due to technological developments, competition, changes in market conditions and other factors and may result in changes in the estimated useful life and in the amortization or depreciation charges. Technological developments are difficult to predict and our views on the trends and pace of development may change over time. Some of the assets and technologies, in which the Group invested several years ago, are still in use and provide the basis for new technologies.
The useful lives of property and equipment and intangible assets are reviewed at least annually, taking into consideration the factors mentioned above and all other relevant factors. Estimated useful lives for similar types of assets may vary between different entities in the Group due to local factors such as growth rate, maturity of the market, historical and expected replacements or transfer of assets and quality of components used.